UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 2, 2018
Date of Report (Date of earliest event reported)

AptarGroup, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11846	36-3853103
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

265 Exchange Drive, Suite 100, Crystal Lake, Illinois 60014

(Address of principal executive offices)

Registrant’s telephone number, including area code: 815-477-0424.

475 West Terra Cotta Avenue, Suite E, Crystal Lake, Illinois 60014

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.02.           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders held on May 2, 2018 (the “2018 Annual Meeting”), the stockholders of AptarGroup, Inc. (the “Company”) approved the Company’s 2018 Equity Incentive Plan (the “2018 Plan”), which had been previously approved by the Board of Directors of the Company (the “Board”), subject to stockholder approval.

The following paragraphs provide a summary of certain terms of the 2018 Plan. The summary is qualified in its entirety by the full text of the 2018 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The 2018 Plan was also described in Proposal 3 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 22, 2018 in connection with the 2018 Annual Meeting.

The purpose of the 2018 Plan is to promote the long-term financial interests of the Company and its affiliates by (i) attracting and retaining employees, non-employee directors, consultants, independent contractors and agents, (ii) motivating award recipients by means of growth-related incentives, (iii) providing competitive incentive compensation opportunities and (iv) further aligning the interests of award recipients with those of the Company’s stockholders. The 2018 Plan will be administered by the Management Development and Compensation Committee of the Board (the “Compensation Committee”).

Subject to the terms of the 2018 Plan, 950,000 shares of the Company’s common stock are authorized for grants of stock options, stock appreciation rights, restricted stock and restricted stock units to employees, non-employee directors, consultants, independent contractors and agents, and persons expected to become employees, non-employee directors, consultants, independent contractors and agents.

The Compensation Committee may amend the 2018 Plan as it deems advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation. No amendment may materially impair the rights of a holder of any outstanding award without his or her consent.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the 2018 Annual Meeting.

Each of the four directors nominated for election was elected to serve until the Company’s 2021 Annual Meeting of Stockholders or until his or her successor has been elected and qualified.  The voting results were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Andreas C. Kramvis	53,240,276	121,855	41,764	3,901,765
Maritza Gomez Montiel	53,139,364	223,641	40,890	3,901,765
Jesse Wu	53,071,133	288,711	44,051	3,901,765
Ralf K. Wunderlich	53,107,475	252,144	44,276	3,901,765

Stockholders approved, on an advisory basis, the Company’s executive compensation.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
51,952,136	1,372,365	79,394	3,901,765

Stockholders approved the 2018 Plan.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
49,217,330	4,110,415	76,150	3,901,765

Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
56,489,557	621,996	194,107	—

Item 9.01.                                        Financial Statements and Exhibits.

(d)	Exhibits.

10.1

AptarGroup, Inc. 2018 Equity Incentive Plan, filed as Exhibit 4(c) to the Company’s Registration Statement on Form S-8, Registration Number 333-224617, filed on May 2, 2018, is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AptarGroup, Inc.

Date: May 3, 2018	By:	/s/ Robert W. Kuhn
Robert W. Kuhn
Executive Vice President,
Chief Financial Officer and Secretary